SUMMARY PROSPECTUS	September 1, 2015
Alambic Small Cap Value Plus Fund (ALGSX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at http://www.alambicfunds.com. You can also get this information at no cost by calling 1-888-890-8988 or by sending an email request to fundinfo@ultimusfundsolutions.com. The current Prospectus and SAI, dated September 1, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Alambic Small Cap Value Plus Fund (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	5.06%
Total Annual Fund Operating Expenses	6.01%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(4.81%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.20%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)

Alambic Investment Management, L.P. has contractually agreed, until August 31, 2018, to waive Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs; taxes; interest; acquired fund fees and expenses; costs to organize the Fund; extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”)) to 1.20% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to August 31, 2018, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until August 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$122	$893

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund is a new series and therefore it does not yet have a portfolio turnover rate. Due to its investment strategy, the Fund is expected to have a high turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (including the amount of any borrowing for investment purposes) in equity of smaller capitalization companies, which the Fund defines as those companies that have a market capitalization at the time of purchase equal to or less than the Russell 2000® Index (between $177 million and $4.3 billion as of May 29, 2015). Additionally, the Fund may invest up to 20% of its assets in issuers with a market capitalization outside of the Russell 2000® Index. The equity securities in which the Fund will primarily invest include U.S.-listed and U.S. dollar-denominated common stock and may include up to 20% of its net assets in U.S.-listed and U.S. dollar-denominated preferred and convertible stocks; shares in real-estate investment trusts (“REITs”); and American Depository Receipts (“ADRs”). The Fund invests in securities of companies operating in a broad range of industries and sectors.

Alambic Investment Management, L.P., as investment adviser to the Fund (the “Adviser”), uses quantitative and fundamental analysis, and a proprietary “stock selection” model that considers the following categories of factors:

●	Fundamental Valuation that analyzes cash flows, earnings, enterprise value, price-to-book, and other factors;

●	Fundamental Quality: that includes asset and inventory turnover ratios;

●	Behavioral Components, which may impact both the fundamental valuation and fundamental quality factors; and

●	Momentum Indicators, such as increasing cash flows, that affect the growth rate of issuers.

Through this model, the Adviser identifies price discrepancies in securities across a range of market segments, and then invests in those securities the Adviser believes are underpriced.

The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets when the Adviser identifies promising opportunities, or manage cash levels in the Fund’s portfolio.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund is not intended to be a complete investment program. The principal risks of an investment in the Fund are generally described below.

Active Management Risk. Due to the active management of the Fund by the Adviser, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and strategies. The Adviser’s method of security selection may not be successful. In addition, the Adviser may select investments that fail to perform as anticipated.

Equity Securities Risk. Equity prices are volatile and the value of such securities in the Fund’s portfolio may decline due to fluctuations in market prices, interest rates, national and international economic conditions, or other market events.

Small-Cap Risk. Small-capitalization companies are generally subject to greater risk than larger, more established companies, and may be more susceptible to market events, price volatility, and liquidity risks.

Preferred Stock Risk. Preferred stock is subject to interest rate risk, and may have mandatory sinking fund or call provisions, which can have a negative impact on the stock’s price when interest rates decline.

Convertible Stock Risk. Convertible stock is subject to the risks of both debt securities and equity securities.

REIT Risk. REITs are susceptible to real estate risk and their operating expenses are separate from those of the Fund. Therefore, the Fund’s investments in REITs will result in the layering of expenses, which shareholders will indirectly, but proportionally, bear.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities are subject to individual country risk, less favorable reporting and disclosure risk, currency exchange risk, greater volatility, and may have higher liquidity risk than U.S.-registered securities.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities such as individual country, currency exchange, volatility, and liquidity risks.

Quantitative Model Risk. The Adviser uses a proprietary quantitative model that may be subject to programming errors, poor data sets, and disruptions or obsolesce in technology.

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Issuer Risk. Issuer risk is the risk that an issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance.

New Fund and Manager Risk. The Fund is new and has no operating history. In addition, although the Adviser has experience managing other investment vehicles, it has no experience managing an open-end mutual fund prior to the Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

Portfolio Turnover Risk. The Adviser’s investment process is expected to result in a high portfolio turnover rate. Frequent and active trading may result in greater expenses to the Fund, which may then reduce the Fund’s returns and increase taxable distributions to shareholders.

PERFORMANCE SUMMARY

The Fund is new and therefore does not have a full calendar year of performance to report. After the Fund has returns for a full calendar year, this Prospectus will provide performance information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-890-8988 or by visiting the Fund’s website at www.alambicfunds.com.

MANAGEMENT OF THE FUND

Alambic Investment Management, L.P. is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Albert Richards, PhD, CFA	Managing the Fund since its inception in 2015	Chairman, Chief Executive Officer
Brian Thompson, PhD, CAIA	Managing the Fund since its inception in 2015	President, Chief Risk Officer

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment amount is $50,000 for all accounts.

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Alambic Small Cap Value Plus Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-890-8988 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund does not charge a Sales Charge (Load) or a Distribution (12b-1) Fee. However, if you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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